Exhibit 10.2(b)

FALCON ACQUISITION GROUP, INC.

2014 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Falcon Acquisition Group, Inc. (the “Company”), pursuant to its 2014 Equity Incentive Plan (the “Plan”), hereby grants to the participant set forth below (“Participant”), an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Exercise Price:	$

Total Number of Shares Subject to Option:

Expiration Date:

Type of Option:	Non-Qualified Stock Option

Vesting Schedule:	The Option shall vest and become exercisable as to 25% of the total number of Shares subject to the Option (rounded down to the next whole number of Shares) on each of the first four anniversaries of the Vesting Commencement Date, so that all of the Option shall be fully vested and exercisable on the fourth (4th) anniversary of the Vesting Commencement Date, subject to Participant remaining a Service Provider through each such vesting date. Notwithstanding the foregoing, the Option shall be subject to accelerated vesting and exercisability to the extent, if any, provided in Participant’s employment or consulting agreement or offer letter with the Company or its affiliate.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

FALCON ACQUISITION GROUP, INC.:	PARTICIPANT:

By:	By:
Name:	Name:
Title:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Falcon Acquisition Group, Inc. (the “Company”) has granted to Participant an Option under the Company’s 2014 Equity Incentive Plan (the “Plan”) to purchase the number of Shares indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1    Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2    Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of a conflict between the terms of the Agreement and the Plan, the terms of the Plan shall control.

1.3    Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a parent, subsidiary or affiliate and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

ARTICLE II

PERIOD OF EXERCISABILITY

2.1    Vesting; Commencement of Exercisability.

(a)    Subject to Sections 2.1(b) and 2.3, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice (the “Vesting Schedule”).

(b)    Unless otherwise determined by the Administrator, any portion of the Option that has not become vested and exercisable on or prior to the date of the Participant’s Termination of Service shall be forfeited on the date of the Participant’s Termination of Service and shall not thereafter become vested or exercisable.

2.2    Duration of Exercisability. The installments provided for in the Vesting Schedule are cumulative. Each such installment which becomes vested and exercisable pursuant to the Vesting Schedule shall remain vested and exercisable until it becomes unexercisable under Section 2.3 or pursuant to the terms of the Plan. Once the Option becomes unexercisable, it shall be forfeited immediately.

2.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)    The Expiration Date set forth in the Grant Notice;

(b)    The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death, Disability or Cause;

(c)    The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability; or

(d)    The date of Participant’s Termination of Service for Cause.

ARTICLE III

EXERCISE OF OPTION

3.1    Person Eligible to Exercise. Except as otherwise provided in the Plan, during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 2.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

3.2    Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 2.3.

3.3    Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 2.3:

(a)    As a condition to the exercise of the Option, an executed joinder to the Stockholders Agreement, unless the Optionee has already executed the Stockholders Agreement; and

(b)    An exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(c)    Subject to Section 5(f) of the Plan:

(i)    Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii)    With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii)    On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv)    With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v)    Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs; and

(d)    The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration permitted by the Administrator, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 5(f)(i) of the Plan; and

(e)    In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

ARTICLE IV

OTHER PROVISIONS

4.1    Company Call Right.

(a)    During the period beginning on the date of a Participant’s Termination of Service and ending on the last date the Option may be exercised in accordance with Section 2.3 (the “Repurchase Period”), the Company shall have the right (the “Call Right”) to repurchase the Option, provided, however, that the Call Right shall terminate upon the Company becoming a Publicly Listed Company.

(b)    The Company shall exercise the Call Right (if so elected) by written notice to Participant (and/or, if applicable, any permitted transferees) within the Repurchase Period, specifying a date within such period on which the Call Right shall be exercised and the number of Shares subject to the Option as to which the Call Right is being exercised. In connection with such notice and on the date specified therein, the Company shall deliver to Participant payment in cash or by check of the Repurchase Price (as defined below) for the portion of the Option being purchased.

(c)    The purchase price payable by the Company upon exercise of the Call Right (the “Repurchase Price”) shall be as follows: In the event of any Termination of Service other than a Termination of Service by the Company for Cause, the Fair Market Value, as of the date the Call Right is being exercised, of the Shares subject to the portion of the Option with respect to which the Call Right is being exercised; and in the event of any Termination of Service by the Company for Cause, zero.

(d)    Notwithstanding anything herein to the contrary, no payment shall be made under this Section that would cause the Company to violate any Applicable Law, or any rights or preference of any preferred stockholders of the Company, any banking agreement or loan or other financial covenant or cause default of any indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Section that would cause such violation or default shall result in an extension of the Repurchase Period, in the sole discretion of the Administrator, until such payment shall no longer cause any such violation or default and at which time the Call Right may be exercised.

4.2    Restrictive Legends and Stop-Transfer Orders.

(a)    Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b)    The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

4.3    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal executive offices in care of the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most recent address for Participant shown in the Company’s records. By a notice given pursuant to this Section 4.3, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 4.3. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

4.4    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5    Governing Law; Severability. This Agreement and the Exercise Notice shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

4.6    Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

4.7    Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

4.8    Entire Agreement. The Plan, this Agreement (including all Exhibits hereto), Participant’s offer letter or employment or consulting agreement with the Company or its affiliates and the

Stockholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.9    Certain Incorporations. Without limiting the generality of any other provision of this Agreement, Sections 10(f) (“Section 409A”), 10(h) (“Lock-Up Period”), 10(i) (“Right of First Refusal”), and 10(j) (“Data Privacy”) of the Plan are hereby expressly incorporated into this Agreement as if first set forth herein.

* * * * *

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                  Shares of Falcon Acquisition Group, Inc. (the “Company”) under and pursuant to the Falcon Acquisition Group, Inc. 2014 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                 ,              (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

1.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant represents that Participant has delivered herewith a duly-executed joinder to the Stockholders Agreement or has previously executed the same. Participant agrees to abide by and be bound by their terms and conditions.

2.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED

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UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)    Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4.    Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 4.3 of the Option Agreement.

5.    Further Instruments. Participant hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of this Agreement.

6.    Entire Agreement. The Plan, Stockholders Agreement and Option Agreement are incorporated herein by reference. This Agreement, the Plan, Stockholders Agreement and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: FALCON ACQUISITION GROUP, INC.	SUBMITTED BY PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:
Address:

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